Nature of Operations and Summary of Significant Accounting Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Accounting Policies [Abstract]
Business acquisition, description	The Company’s approximately 2,600 granted and pending additive technology patents to date have been used to create models, prototypes, manufacturing tools, and production parts for a multitude of industries including aerospace, automotive, transportation, healthcare, consumer products, dental, medical, fashion and education.
Accounts receivable, net of allowance for credit losses	$ 1,400,000	$ 900,000
Severance pay liabilities	2,500,000	2,800,000
Deposit in insurance policies and pension funds	2,100,000	2,300,000
Severance expenses	$ 4,300,000	3,900,000	$ 3,400,000
Annual taxable, percentage	50.00%
Annual compensation, percentage	4.00%
401(k) Plan contributions	$ 3,100,000	3,700,000	4,000,000
Advertising costs	$ 4,200,000	$ 5,100,000	$ 4,500,000
Income tax, percentage	25.00%
Maximum additional tax rate on distribution of dividends	10.00%
Settlement percentage	50.00%
Remaining economic life of the underlying asset	75.00%
Fair value of the underlying asset	90.00%
Short term lease recognition, term	12 months
Leases description	The Company is a party to several lease agreements for its facilities, the latest of which has been extended until June
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Restructuring Plan
The Company may incur restructuring charges in connection with certain initiatives designed to adjust the Company’s cost and operating structure, improve efficiencies across the Company and to better align with the Company’s long-term strategy and overall market conditions. Restructuring charges include employee severance and associated termination costs related to the reduction of workforce, costs related to facilities closures, impairment charges of the respective long-lived assets and contract termination costs. Restructuring charges for employees’ termination costs are recognized when the required actions to execute the restructuring initiative were performed and the initiatives are probable and costs are estimable. Restructuring charges for facilities and contract terminations are recognized when the Company ceased using the rights conveyed by the contract. Significant judgments and estimates are involved in estimating the impact of restructuring plans on the Company’s consolidated financial statements. Actual results may differ from these estimates.

Valuation Allowance, Methodologies and Assumptions	Valuation AllowancesValuation allowances are provided unless it is more likely than not that the deferred tax asset will be realized. In the determination of the appropriate valuation allowances, the Company considers future reversals of existing taxable temporary differences, the most recent projections of future business results, prior earnings history, carryback and carry forward and prudent tax strategies that may enhance the likelihood of realization of a deferred tax asset. Assessments for the realization of deferred tax assets made at a given balance sheet date are subject to change in the future, particularly if earnings of a subsidiary are significantly higher or lower than expected, or if the Company takes operational or tax positions that could impact the future taxable earnings of a subsidiary.